                                                                       EXHIBIT 3






                              AMENDED AND RESTATED
                                     BYLAWS

                                       OF

                                  SULPHCO, INC.





                                 APRIL 18, 2003


                                          TABLE OF CONTENTS
                                              ARTICLE I
                                         OFFICES AND RECORDS


o        Section 1.1       Registered Agent and Registered Offices                      1
o        Section 1.2       Other Offices                                                1
o        Section 1.3       Books and Records                                            1

                                             ARTICLE II
                                            STOCKHOLDERS

o        Section 2.1       Annual Meeting                                               1
o        Section 2.2       Special Meeting                                              1
o        Section 2.3       Place of Meeting                                             1
o        Section 2.4       Notice of Meeting                                            2
o        Section 2.5       Organization; Order of Business                              2
o        Section 2.6       Quorum and Adjournment                                       2
o        Section 2.7       Voting; Manner of Acting                                     3
o        Section 2.8       Proxies                                                      5
o        Section 2.9       Notice of Stockholder Business and Nominations               5
o        Section 2.10      Inspectors of Elections; Opening and Closing the Polls       7
o        Section 2.11      Consent of Stockholders in Lieu of Meeting                   7

                                             ARTICLE III
                                         BOARD OF DIRECTORS

o        Section 3.1       General Powers                                               8
o        Section 3.2       Number, Tenure and Qualifications                            8
o        Section 3.3       Regular Meetings                                             8
o        Section 3.4       Special Meetings                                             8
o        Section 3.5       Notice                                                       8
o        Section 3.6       Conference Telephone Meetings                                9
o        Section 3.7       Quorum                                                       9
o        Section 3.8       Vacancies                                                    9
o        Section 3.9       Committees                                                   9
o        Section 3.10      Removal                                                      10
o        Section 3.11      Action by Unanimous Consent of Directors                     10

                                             ARTICLE IV
                                              OFFICERS

o        Section 4.1       Elected Officers                                             10
o        Section 4.2       Election and Term of Office                                  10
o        Section 4.3       Chairman of the Board                                        10
o        Section 4.4       Chief Executive Officer                                      11
o        Section 4.5       President                                                    11
o        Section 4.6       Secretary                                                    11
o        Section 4.7       Treasurer                                                    11
o        Section 4.8       Removal                                                      11
o        Section 4.9       Resignations                                                 12
o        Section 4.10      Vacancies                                                    12

                                                 ii

                                              ARTICLE V
                                  STOCK CERTIFICATES AND TRANSFERS

o        Section 5.1       Stock Certificates and Transfers                             12

                                             ARTICLE VI
                                           INDEMNIFICATION

o        Section 6.1       Indemnification of Directors and Officers                    12
o        Section 6.2       Indemnification of Employees and Other Persons               14
o        Section 6.3       Non-Exclusivity of Rights                                    14
o        Section 6.4       Insurance                                                    14
o        Section 6.5       Other Financial Arrangements                                 14
o        Section 6.6       Other Relating to Insurance or Financial Arrangements        14
o        Section 6.7       Right of Indemnitee to Bring Suit                            15
o        Section 6.8       Amendment                                                    15
o        Section 6.9.      Notice and Other Indemnification Procedures                  16
o        Section 6.10      Exceptions                                                   16

                                             ARTICLE VII
                                      MISCELLANEOUS PROVISIONS

o        Section 7.1       Fiscal Year                                                  17
o        Section 7.2       Dividends                                                    17
o        Section 7.3       Seal                                                         17
o        Section 7.4       Waiver of Notice                                             17
o        Section 7.5       Audits                                                       17
o        Section 7.6       Contracts                                                    17
o        Section 7.7       Proxies                                                      18

                                            ARTICLE VIII
                                             AMENDMENTS

o        Section 8.1       Amendments                                                   18

                                             ARTICLE IX
                                             AMENDMENTS

o        Section 9.1       Changes in Nevada Law                                        18


                              AMENDED AND RESTATED
                                     BYLAWS
                                       OF
                                  SULPHCO, INC.

                                    ARTICLE I
                               OFFICES AND RECORDS

            Section 1.1 REGISTERED AGENT AND REGISTERED OFFICE. The registered agent will be determined from time to time by the Board of Directors. The office of the registered agent shall be the registered office of the Corporation in the State of Nevada.

            Section 1.2 OTHER OFFICES. The Corporation shall have a principal executive office and may have such other offices, either within or without the State of Nevada, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

            Section 1.3 BOOKS AND RECORDS. The books and records of the Corporation may be kept at the Corporation's principal executive office or at such other location or locations as may from time to time be designated by the Board of Directors. Every director and officer shall have the absolute right at any reasonable time for a purpose reasonably related to the exercise of such individual's duties to inspect and copy all of the Corporation's books, records, and documents of every kind and to inspect the physical properties of the Corporation and/or its subsidiary corporations. Any such inspection may be made in person or by agent or attorney.

                                   ARTICLE II
                                  STOCKHOLDERS

            Section 2.1 ANNUAL MEETING. Unless a written consent in lieu of the annual meeting is executed in accordance with Section 2.11 below, the annual meeting of the stockholders of the Corporation will be held at such date and time as may be fixed by resolution of the Board of Directors.

            Section 2.2 SPECIAL MEETING. Special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, the Chief Executive Officer, the President or by the Board of Directors or at the request in writing of stockholders owning at least fifty percent (50%) of the entire capital stock of the Corporation issued and outstanding and entitled to vote.

            Section 2.3 PLACE OF MEETING. The Board of Directors may designate the place of meeting for any meeting of the stockholders. If no designation is made by the Board of Directors, the place of meeting will be the principal executive office of the Corporation.

            Section 2.4 NOTICE OF MEETING. Except as otherwise required by law, written, printed, or electronic notice, stating the place, day and hour of the meeting and the purposes for which the meeting is called, will be prepared and delivered by the Corporation not less than ten days nor more than sixty days before the date of the meeting, either personally, by mail, or in the case of stockholders who have consented to such delivery, by electronic transmission, to each stockholder of record entitled to vote at such meeting. If mailed, such notice will be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his or her address as it appears on the stock transfer books of the Corporation. Notice given by electronic transmission will be effective (i) if by facsimile, when faxed to a number where the stockholder has consented to receive such notice; (ii) if by electronic mail, when mailed electronically to an electronic mail address at which the stockholder has consented to receive such notice; (iii) if by posting on an electronic network together with a separate notice of such posting, upon the later to occur of (1) the posting or (2) the giving of separate notice of the posting; or (iv) if by other form of electronic communication, when directed to the stockholder in the manner consented to by the stockholder. Such further notice will be given as may be required by law. Meetings may be held without notice if all stockholders entitled to vote are present (except as otherwise provided by law), or if notice is waived by those not present. Any previously scheduled meeting of the stockholders may be postponed and (unless the Corporation's Articles of Incorporation, as amended (the "Articles of Incorporation") otherwise provides) any special meeting of the stockholders may be cancelled, by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of stockholders.

            Section 2.5 ORGANIZATION; ORDER OF BUSINESS. Meetings of stockholders shall be presided over by the Chairman of the Board, or in the absence of the Chairman of the Board by the Chief Executive Officer, or in the absence of the Chief Executive Officer by the President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by the Board of Directors by a chairman chosen at the meeting by the stockholders entitled to cast a majority of the votes which all stockholders present in person or by proxy are entitled to cast. The Secretary, or in the absence of the Secretary an assistant secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any assistant secretary the chairman of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitation on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls.

            Section 2.6 QUORUM AND ADJOURNMENT. Except as otherwise provided by law or by the Articles of Incorporation, the holders of a majority of the voting power of the outstanding shares of the Corporation entitled to vote generally in the election of directors, represented in person or by proxy, will constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series voting separately as a class or series, the holders of a majority of the voting power of the shares of such class or series will constitute a quorum for the transaction of such business. The chairman of the meeting or, in the absence of a chairman of the meeting, stockholders entitled to cast a majority of the votes which all stockholders present in person or by proxy are entitled to cast may adjourn the meeting from time to time, whether or not there is such a quorum (or, in the case of specified business to be voted on by a class or series, the chairman or a majority of the shares of such class or series so represented may adjourn the meeting with respect to such specified business). No notice of the time and place of adjourned meetings need be given except as required by law. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

            Section 2.7 VOTING; MANNER OF ACTING.

            (a) Unless otherwise provided in the Articles of Incorporation, or in any resolution providing for the issuance of the preferred stock adopted by the Board of Directors pursuant to authority expressly vested in it by the provisions of the Articles of Incorporation, each stockholder of record shall be entitled to one (1) vote for each share of voting stock standing registered in such stockholder's name on the record date.

            (b) Except as otherwise provided herein, all votes with respect to shares standing in the name of an individual on the record date (including pledged shares) shall be cast only by that individual or such individual's duly authorized proxy, attorney-in-fact, or voting trustee(s) pursuant to a voting trust. With respect to shares held by a representative of the estate of a deceased stockholder, guardian, conservator, custodian or trustee, votes may be cast by such holder upon proof of such representative capacity, even though the shares do not stand in the name of such holder. In the case of shares under the control of a receiver, the receiver may cast votes carried by such shares even though the shares do not stand in the name of the receiver; provided, that the order of a court of competent jurisdiction which appoints the receiver contains the authority to cast votes carried by such shares. If shares stand in the name of a minor, votes may be cast only by a parent of such minor or such other guardian as may have provided the Corporation with written proof of appointment.

            (c) With respect to shares standing in the name of another corporation, partnership, limited liability company or other legal entity on the record date, votes may be cast: (i) in the case of a corporation, by such individual as the bylaws of such other corporation prescribe, by such individual as may be appointed by resolution of the board of directors of such other corporation or by such individual (including the officer making the authorization) authorized in writing to do so by the chairman of the board, if any, president or any vice president of such corporation and (ii) in the case of a partnership, limited liability company or other legal entity, by an individual representing such stockholder upon presentation to the Corporation of satisfactory evidence of his or her authority to do so.

            (d) Notwithstanding anything to the contrary herein contained, the Corporation shall not vote, directly or indirectly, shares of its own stock owned by it; and such shares shall not be counted in determining the total number of outstanding shares. If shares in the Corporation are held by the Corporation in a fiduciary capacity, no votes shall be cast with respect thereto on any matter except to the extent that the beneficial owner thereof possesses and exercises a right to vote and gives the Corporation binding instructions on how to vote.

            (e) Any holder of shares entitled to vote on any matter may cast a portion of the votes in favor of such matter and refrain from casting the remaining votes or cast the same against the proposal, except in the case of elections of directors. If such holder entitled to vote votes any of its shares affirmatively and fails to specify the number of affirmative votes, it will be conclusively presumed that the holder is casting affirmative votes with respect to all shares held.

            (f) With respect to shares standing in the name of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote under a stockholder voting agreement or otherwise and shares held by two or more persons (including proxy holders) having the same fiduciary relationship in respect to the same shares, votes may be cast in the following manner:

                  (i) If only one person votes, the vote of such person binds all.

                  (ii) If more than one person casts votes, the act of the majority so voting binds all.

                  (iii) If more than one person casts votes, but the vote is evenly split on a particular matter, the votes shall be deemed cast proportionately, as split.

            (g) If a quorum is present, unless the Articles of Incorporation provide for a different proportion, action by the stockholders entitled to vote on a matter other than the election of directors, is approved by and is the act of the stockholders, if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless voting by classes is required for any action of the stockholders by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws, in which case the number of votes cast in favor of the action by the voting power of each such class must exceed the number of votes cast in opposition to the action by the voting power of each such class.

            (h) If a quorum is present, unless elected by written consent pursuant to these Bylaws and Section 78.320 of the Nevada Revised Statutes, directors shall be elected by a plurality of the votes cast.

            Section 2.8 PROXIES. At all meetings of stockholders, a stockholder may vote by proxy executed in writing by the stockholder or as may be permitted by law, or by his or her duly authorized attorney-in-fact. Such proxy must be filed with the Secretary of the Corporation or his or her representative, or otherwise delivered telephonically or electronically as set forth in the applicable proxy statement, at or before the time of the meeting.

            Section 2.9 NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS.

            (a) Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders (1) pursuant to the Corporation's notice with respect to such meeting, (2) by or at the direction of the Board of Directors or
(3) by any stockholder of record of the Corporation who was a stockholder of record at the time of the giving of the notice provided for in the following paragraph, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 2.9.

            (b) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to paragraph (a)(3) of this Section 2.9, (1) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (2) such business must be a proper matter for stockholder action under the Nevada General Corporation Law, (3) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the Corporation with a Solicitation Notice, as that term is defined in subclause (c)(iii) of this paragraph (b) of this Section 2.9, such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation's voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered prior to the meeting a proxy statement and form of proxy to holders of a percentage of the Corporation's voting shares reasonably believed by such stockholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice and (4) if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 2.9. To be timely, a stockholder's notice will be delivered to the Secretary at the principal executive offices of the Corporation not less than 45 or more than 75 days prior to the first anniversary (the "Anniversary") of the date on which the Corporation first mailed its proxy materials for the preceding year's annual meeting of stockholders or, if no such annual meeting was held, the date on which the Corporation first mailed its information statement in lieu of the preceding year's annual meeting of stockholder; provided, however, if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting or effective date of the written consent, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (x) the 90th day prior to such annual meeting or (y) the 10th day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice will set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such person's written consent to serve as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (ii) the class and number of shares of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner, and
(iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Corporation's voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation's voting shares to elect such nominee or nominees (an affirmative statement of such intent, a "Solicitation Notice").

            (c) Notwithstanding anything in the second sentence of paragraph (b) of this Section 2.9 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board made by the Corporation at least 55 days prior to the Anniversary, a stockholder's notice required by this Section 2.9 will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it will be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

            (d) Only persons nominated in accordance with the procedures set forth in this Section 2.9 will be eligible to serve as directors and only such business will be conducted at an annual meeting of stockholders as will have been brought before the meeting in accordance with the procedures set forth in this Section 2.9. The chairman of the meeting will have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposed business or nomination will not be presented for stockholder action at the meeting and will be disregarded.

            (e) Only such business will be conducted at a special meeting of stockholders as will have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the


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

Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of record of the Corporation who is a stockholder of record at the time of giving of notice provided for in this paragraph, who will be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section
2.9. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders if the stockholder's notice required by paragraph (b) of this Section 2.9 will be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

            (f) For purposes of this Section 2.9, "public announcement" will mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

            (g) Notwithstanding the foregoing provisions of this Section 2.9, a stockholder will also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 2.9. Nothing in this Section 2.9 will be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

            Section 2.10 INSPECTORS OF ELECTIONS; OPENING AND CLOSING THE POLLS.

            (a) The Board of Directors by resolution will appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the Corporation, to act at the meeting and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of stockholders, the chairman of the meeting will appoint one or more inspectors to act at the meeting.

            (b) The chairman of the meeting will fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting. Section

            2.11 CONSENT OF STOCKHOLDERS IN LIEU OF MEETING. Any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent thereto is signed by the holders of the voting power of the Corporation that would be required at a meeting to constitute the act of the stockholders. Whenever action is taken by written consent, a meeting of stockholders need not be called or notice given. The written consent may be signed in counterparts, including, without limitation, facsimile counterparts, and shall be filed with the minutes of the proceedings of the stockholders.

                                   ARTICLE III
                               BOARD OF DIRECTORS

            Section 3.1 GENERAL POWERS. The business and affairs of the Corporation will be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by the Articles of Incorporation or by these Bylaws, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

            Section 3.2 NUMBER, TENURE AND QUALIFICATIONS. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors will be fixed from time to time exclusively by the Board of Directors, and each director elected will hold office until his or her successor is elected and qualified.

            Section 3.3 REGULAR MEETINGS. The Board of Directors may, by resolution, provide the time and place for the holding of regular meetings without notice other than such resolution.

            Section 3.4 SPECIAL MEETINGS. Special meetings of the Board of Directors will be called at the request of the Chairman of the Board, the Chief Executive Officer, the President, the Independent Director, or a majority of the Board of Directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings. The "Independent Director" means any independent director serving on the Audit Committee of the Board of Directors.

            Section 3.5 NOTICE. Notice of any special meeting will be given to each director at his or her business or residence in writing or by facsimile transmission, telephone communication, electronic transmission (provided, with respect to electronic transmission, that the director has consented to receive the form of transmission at the address to which it is directed), or overnight courier. If mailed, such notice will be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least five days before such meeting. If by facsimile transmission or other electronic transmission, such notice will be transmitted at least twenty-four hours before such meeting. If by telephone, the notice will be given at least twelve hours prior to the time set for the meeting. If by overnight courier, the notice will be given to a nationally recognized overnight courier, with delivery costs prepaid and delivery scheduled for the business day preceding the day of the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting, except for amendments to these Bylaws as provided under
Section 8.1 of Article VIII hereof. A meeting may be held at any time without notice if all the directors are present (except as otherwise provided by law) or if those not present waive notice of the meeting in writing, either before or after such meeting.

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

            Section 3.6 CONFERENCE TELEPHONE MEETINGS. Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting will constitute presence in person at such meeting.

            Section 3.7 QUORUM. A whole number of directors equal to at least a majority of the elected and qualified directors of the Corporation who are currently serving as such will constitute a quorum for the transaction of business, provided that a quorum may never be less than 1/3 of the total number of directors authorized (including any vacancies). If at any meeting of the Board of Directors there is less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice. The act of the majority of the directors present at a meeting at which a quorum is present will be the act of the Board of Directors.

            Section 3.8 VACANCIES. Subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause will, unless otherwise provided by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen will hold office until their respective successors are elected and qualified. No decrease in the authorized number of directors will shorten the term of any incumbent director.

            Section 3.9    COMMITTEES.

            (a) The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, will have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that no committee will have power or authority in reference to the following matters: (1) approving, adopting, or recommending to stockholders any action or matter required by law to be submitted to stockholders for approval or (2) adopting, amending, or repealing any bylaw

            (b) Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee will conduct its business in the same manner as the Board of Directors conducts its business pursuant to these Bylaws.

            Section 3.10 REMOVAL. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

            Section 3.11 ACTION BY UNANIMOUS CONSENT OF DIRECTORS. The Board of Directors may take action without the necessity of a meeting by unanimous consent of directors. Such consent may be in writing or given by electronic transmission.

                                   ARTICLE IV
                                    OFFICERS

            Section 4.1 ELECTED OFFICERS. The elected officers of the Corporation will be a Chairman of the Board, a Chief Executive Officer, a President, a Secretary, a Treasurer, and such other officers as the Board of Directors from time to time may deem proper. The Chairman of the Board must be chosen from the directors. An individual may hold more than one office. All officers chosen by the Board of Directors will each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article IV. Such officers will also have powers and duties as from time to time may be conferred by the Board of Directors or by any committee thereof.

            Section 4.2 ELECTION AND TERM OF OFFICE. The elected officers of the Corporation will be elected annually by the Board of Directors at the regular meeting of the Board of Directors held after each annual meeting of the stockholders or held after the execution of a written consent in lieu of the annual meeting. If the election of officers will not be held at such meeting, such election will be held as soon thereafter as convenient. Subject to Section
4.7 of these Bylaws, each officer will hold office until his or her successor is duly elected and qualified or until his or her death or until he or she resigns.

            Section 4.3 CHAIRMAN OF THE BOARD. The Chairman of the Board or a director designated by the Chairman of the Board in his absence will preside at all meetings of the Board.

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            Section 4.4 CHIEF EXECUTIVE OFFICER. The Chief Executive Officer
will be the general manager of the Corporation, subject to the control of the Board of Directors, and as such will preside at all meetings of stockholders, will have general supervision of the affairs of the Corporation, will sign or countersign or authorize another officer to sign all certificates, contracts, and other instruments of the Corporation as authorized by the Board of Directors, will make reports to the Board of Directors and stockholders, and will perform all such other duties as are incident to such office or are properly required by the Board of Directors.

            Section 4.5 PRESIDENT. The President will be the chief operating officer of the Corporation and will be subject to the general supervision, direction, and control of the Chief Executive Officer unless the Board of Directors provides otherwise.

            Section 4.6 SECRETARY. The Secretary will give, or cause to be given, notice of all meetings of stockholders and directors and all other notices required by law or by these Bylaws, and in case of his or her absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chairman of the Board, the Chief Executive Officer or the President, or by the Board of Directors, upon whose request the meeting is called as provided in these Bylaws. The Secretary will record all the proceedings of the meetings of the Board of Directors, any committees thereof and the stockholders of the Corporation in a book to be kept for that purpose, and will perform such other duties as may be assigned to him by the Board of Directors, the Chairman of the Board or the President.

            Section 4.7 TREASURER. The Treasurer will have the custody of the corporate funds and securities and will keep full and accurate receipts and disbursements in books belonging to the Corporation. The Treasurer will deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer will disburse the funds of the Corporation in accordance with the procedures as may be adopted by the Board of Directors from time to time, taking proper vouchers for such disbursements. The Treasurer will render to the Chairman of the Board, the President and the Board of Directors, whenever requested, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer will give the Corporation a bond for the faithful discharge of his or her duties in such amount and with such surety as the Board of Directors will prescribe.

            Section 4.8 REMOVAL. The Chief Executive Officer, the President, the Secretary, the Treasurer and any officer elected by the Board of Directors may be removed by the Board of Directors whenever, in their judgment, the best interests of the Corporation would be served thereby. No elected officer will have any contractual rights against the Corporation for compensation by virtue of such election beyond the date of the election of his or her successor or his or her death, resignation, or removal, whichever event will first occur, except as otherwise provided in an employment contract or an employee plan.

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            Section 4.9 RESIGNATIONS. Any director or any officer, whether elected or appointed, may resign at any time by serving written notice of such resignation on the Chairman of the Board, the President or the Secretary, or by submitting such resignation by electronic transmission, and such resignation will be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, Chief Executive Officer, the President, or the Secretary or at such later date as is stated therein. No formal action will be required of the Board of Directors or the stockholders to make any such resignation effective.

            Section 4.10 VACANCIES. A newly created office and a vacancy in any office because of death, resignation, or removal may be filled by the Board of Directors for the unexpired portion of the term at any meeting of the Board of Directors.

                                    ARTICLE V
                        STOCK CERTIFICATES AND TRANSFERS

            Section 5.1    STOCK CERTIFICATES AND TRANSFERS.

            (a) The interest of each stockholder of the Corporation will be evidenced by certificates for shares of stock in such form as the appropriate officers of the Corporation may from time to time prescribe. The shares of the stock of the Corporation will be transferred on the books of the Corporation by the holder thereof in person or by his or her attorney, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require.

            (b) The certificates of stock will be signed, countersigned and registered in such manner as the Board of Directors may by resolution prescribe, which resolution may permit all or any of the signatures on such certificates to be in facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if that person were such officer, transfer agent or registrar at the date of issue.

                                   ARTICLE VI
                                 INDEMNIFICATION

            Section 6.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS.

            (a) For purposes of this Article VI, (i) "Indemnitee" shall mean each director or officer who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as hereinafter defined), by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving in any capacity at the request of the Corporation as a director, officer, employee, agent, partner, member, managing member, manager or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise; and (ii) "Proceeding" shall mean any threatened, pending, or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative, or investigative.

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

            (b) Each Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Nevada law, against all expense, liability and loss (including, without limitation, attorneys' fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding; provided that such Indemnitee either is not liable pursuant to NRS
78.138 or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee is liable pursuant to NRS 78.138 or did not act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal proceeding he or she had reasonable cause to believe that his or her conduct was unlawful. The Corporation shall not indemnify an Indemnitee for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for any amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts as the court deems proper. Except as so ordered by a court and for advancement of expenses pursuant to this Section, indemnification may not be made to or on behalf of an Indemnitee if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action.

            (b) Indemnification pursuant to this Section shall continue as to an Indemnitee who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators.

            (c) The expenses of directors and officers incurred in defending a Proceeding involving alleged acts or omissions of such director or officer in his or her capacity as a director or officer of the Corporation or while serving in any capacity at the request of the Corporation as a director, officer, employee, agent, partner, member, managing member, manager or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, trust, or other enterprise, must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, promptly as they are incurred and in advance of the final disposition of the Proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that a director or officer of the Corporation is successful on the merits or otherwise in defense of any Proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys' fees, actually and reasonably incurred in by him or her in connection with the defense.

            Section 6.2 INDEMNIFICATION OF EMPLOYEES AND OTHER PERSONS. The Corporation may, by action of its Board of Directors and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees.

            Section 6.3 NON-EXCLUSIVITY OF RIGHTS. The rights to indemnification provided in this Article shall not be exclusive of any other rights that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or these Bylaws, agreement, vote of stockholders or directors, or otherwise.

            Section 6.4 INSURANCE. The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, member, managing member or agent of another Corporation, partnership, limited liability company, joint venture, trust, or other enterprise for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee or agent, or arising out of his or her status as such, whether or not the Corporation has the authority to indemnify him or her against such liability and expenses

            Section 6.5 OTHER FINANCIAL ARRANGEMENTS. The other financial arrangements which may be made by the Corporation may include the following (i) the creation of a trust fund; (ii) the establishment of a program of self-insurance; (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Corporation;
(iv) the establishment of a letter of credit, guarantee or surety. No financial arrangement made pursuant to this subsection may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud, or a knowing violation of law, except with respect to advancement of expenses or indemnification ordered by a court.

            Section 6.6 OTHER MATTERS RELATING TO INSURANCE OR FINANCIAL ARRANGEMENTS. Any insurance or other financial arrangement made on behalf of a person pursuant to this Section may be provided by the Corporation or any other person approved by the Board of Directors, even if all or part of the other person's stock or other securities is owned by the Corporation. In the absence of fraud (i) the decision of the Board of Directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section and the choice of the person to provide the insurance or other financial arrangement is conclusive; and (ii) the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability for his action; even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

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

            Section 6.7 RIGHT OF INDEMNITEE TO BRING SUIT. If a claim made by an Indemnitee under this Article is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period will be ten days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses, the Indemnitee will be entitled to be paid also the expense of prosecuting or defending such suit. In
(i) any suit brought by the Indemnitee to enforce any right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an advancement of expenses) it will be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses the Corporation will be entitled to recover such expenses upon a final adjudication that, the Indemnitee has not met any applicable standard for indemnification. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, will create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article or otherwise will be on the Corporation.

            Section 6.8 AMENDMENT. The provisions of this Article VI relating to indemnification shall constitute a contract between the Corporation and each of its directors and officers which may be modified as to any director or officer only with that person's prior written consent specifically referring to these provisions or as specifically provided in this Article. Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article which is adverse to any director or officer shall apply to such director or officer only on a prospective basis, and shall not limit the rights of an Indemnitee to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment.

            Section 6.9 NOTICE AND OTHER INDEMNIFICATION PROCEDURES.

            (a) Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any Proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Corporation, notify the Corporation of the commencement or threat of commencement thereof.

            (b) If, at the time of the receipt of a notice of the commencement of a Proceeding, the Corporation has D&O Insurance in effect, the Corporation shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Corporation shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, amounts payable as a result of such proceeding in accordance with the terms of such D&O Insurance policies.

            (c) In the event the Corporation shall be obligated to advance the expenses for any Proceeding against the Indemnitee, the Corporation, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by the Indemnitee (which approval shall not be unreasonably withheld), upon the delivery to the Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Corporation, the Corporation will not be liable to the Indemnitee under these Bylaws for any fees of counsel subsequently incurred by the Indemnitee with respect to the same proceeding, provided that: (a) the Indemnitee shall have the right to employ his own counsel in any such proceeding at the Indemnitee's expense; and (b) if (i) the employment of counsel by the Indemnitee has been previously authorized by the Corporation, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and the Indemnitee in the conduct of any such defense, or (iii) the Corporation shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of the Indemnitee's counsel shall be at the expense of the Corporation.

            Section 6.10 EXCEPTIONS. Any other provision herein to the contrary notwithstanding, the Corporation shall not be obligated:

            (a) CLAIMS INITIATED BY INDEMNITEE. To indemnify or advance expenses to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to proceedings specifically authorized by the Board or brought to establish or enforce a right to indemnification and/or advancement of expenses arising under these Bylaws, the Articles of Incorporation or Bylaws of the Corporation or any subsidiary or any statute or law, but such indemnification or advancement of expenses may be provided by the Corporation in specific cases if the Board finds it to be appropriate; or

            (b) UNAUTHORIZED SETTLEMENTS. To indemnify the Indemnitee hereunder for any amounts paid in settlement of a proceeding unless the Corporation consents in advance in writing to such settlement, which consent shall not be unreasonably withheld or delayed; or

            (c) SECURITIES LAW ACTIONS. To indemnify the Indemnitee on account of any suit in which judgment is rendered against the Indemnitee for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Corporation pursuant to the provisions of Section 16(b) of the Exchange Act or similar provisions of any federal, state or local statutory law.


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                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

            Section 7.1 FISCAL YEAR. The fiscal year-end of the Corporation shall be such date as may be fixed from time to time by resolution of the Board of Directors.

            Section 7.2 DIVIDENDS. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles of Incorporation.

            Section 7.3 SEAL. The Board of Directors may, by resolution, authorize a seal, and the seal may be used by causing it, or a facsimile, to be impressed, affixed or otherwise reproduced. Except when otherwise specifically provided herein, any officer of the Corporation shall have the authority to affix the seal to any document requiring it.

            Section 7.4 WAIVER OF NOTICE. Whenever any notice is required to be given to any stockholder or director of the Corporation under the provisions of the Nevada General Corporation Law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, will be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or the Board of Directors need be specified in any waiver of notice of such meeting.

            Section 7.5 AUDITS. The accounts, books and records of the Corporation will be audited upon the conclusion of each fiscal year by an independent certified public accountant selected by the Audit Committee of the Board of Directors, and it will be the duty of the Audit Committee of the Board of Directors to cause such audit to be made annually.

            Section 7.6 CONTRACTS. Except as otherwise required by law, the Articles of Incorporation or these Bylaws, any contracts or other instruments may be executed and delivered in the name and on the behalf of the Corporation by such officer or officers of the Corporation as the Board of Directors may from time to time direct. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board or the President may execute bonds, contracts, deeds, leases and other instruments to be made or executed for or on behalf of the Corporation. Subject to any restrictions imposed by the Board of Directors or the Chairman of the Board, the Chief Executive Officer, or the President of the Corporation may delegate contractual powers to others under his or her jurisdiction, it being understood, however, that any such delegation of power will not relieve such officer of responsibility with respect to the exercise of such delegated power.

            Section 7.7 PROXIES. Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, or the President may from time to time appoint any attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation or other entity, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock and other securities of such other corporation or other entity, or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation or other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he or she may deem necessary or proper under the circumstances.

                                  ARTICLE VIII
                                   AMENDMENTS

            Section 8.1 AMENDMENTS. Subject to the provisions of the Articles of Incorporation, these Bylaws may be amended, altered, added to, rescinded or repealed at any meeting of the Board of Directors or of the stockholders, provided notice of the proposed change was given in the notice of the meeting.

                                   ARTICLE IX
                                   AMENDMENTS

            Section 9.1 CHANGES IN NEVADA LAW. References in these Bylaws to Nevada law or the Nevada Revised Statutes or to any provision thereof shall be to such law as it existed on the date these Bylaws were adopted or as such law thereafter may be changed; provided that (a) in the case of any change which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses which the Corporation may provide in Article VI hereof, the rights to limited liability, to indemnification and to the advancement of expenses provided in the Corporation's Articles of Incorporation and/or these Bylaws shall continue as theretofore to the extent permitted by law; and (b) if such change permits the Corporation, without the requirement of any further action by stockholders or directors, to limit further the liability of directors or officers or to provide broader indemnification rights or rights to the advancement of expenses than the Corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.

                           CERTIFICATE OF SECRETARY OF

                                  SULPHCO, INC.

            The undersigned, Kirk S. Schumacher, hereby certifies that he is the duly elected and acting Secretary of SulphCo, Inc., a Nevada corporation, and that the Bylaws attached hereto constitute the Bylaws of SulphCo, Inc. as duly adopted by its Directors on April 18, 2003.


April 18, 2003                                  /S/  KIRK S. SCHUMACHER
                                                ---------------------------
                                                Kirk S. Schumacher, Secretary

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